Exhibit 99.2

Enova International, Inc.

Selected Historical Data (Unaudited)

(In thousands, except per share data)

	2013				2013	2014				2014
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Statement of Income Data:
Revenue	$182,312	$176,143	$198,098	$208,770	$765,323	$208,465	$201,482	$205,168	$194,722	$809,837
Cost of Revenue	67,998	70,160	90,389	86,505	315,052	66,436	66,840	72,919	60,592	266,787

Gross Profit	114,314	105,983	107,709	122,265	450,271	142,029	134,642	132,249	134,130	543,050

Expenses
Marketing	27,295	30,774	36,523	40,744	135,336	28,478	30,828	33,393	35,163	127,862
Operations and technology	17,457	17,089	17,959	18,271	70,776	17,885	17,123	19,362	19,203	73,573
General and administrative	23,881	20,007	17,991	22,541	84,420	24,427	26,931	31,167	25,350	107,875
Depreciation and amortization	4,443	4,585	3,958	4,157	17,143	4,118	4,316	5,338	4,960	18,732

Total Expenses	73,076	72,455	76,431	85,713	307,675	74,908	79,198	89,260	84,676	328,042

Income from Operations	41,238	33,528	31,278	36,552	142,596	67,121	55,444	42,989	49,454	215,008
Interest expense	(5,025)	(4,804)	(4,909)	(5,050)	(19,788)	(4,754)	(7,311)	(13,136)	(13,273)	(38,474)
Foreign currency transaction (loss) gain	(355)	69	(737)	(153)	(1,176)	(101)	(299)	(155)	520	(35)

Income before Income Taxes	35,858	28,793	25,632	31,349	121,632	62,266	47,834	29,698	36,701	176,499
Provision for income taxes	13,050	10,365	8,544	11,635	43,594	22,211	17,205	11,213	14,199	64,828

Net Income	$22,808	$18,428	$17,088	$19,714	$78,038	$40,055	$30,629	$18,485	$22,502	$111,671

Earnings Per Share
Earnings per common share:
Basic	$0.69	$0.56	$0.52	$0.60	$2.36	$1.21	$0.93	$0.56	$0.68	$3.38
Diluted	$0.69	$0.56	$0.52	$0.60	$2.36	$1.21	$0.93	$0.56	$0.68	$3.38
Weighted average common shares outstanding:
Basic	33,000	33,000	33,000	33,000	33,000	33,000	33,000	33,000	33,000	33,000
Diluted	33,000	33,000	33,000	33,000	33,000	33,000	33,000	33,000	33,031	33,008

Balance Sheet Data (at period end):
Cash and cash equivalents	$49,231	$50,210	$61,381	$47,480	$47,480	$56,241	$79,785	$104,241	$75,106	$75,106
Consumer loans, net	206,091	232,930	272,001	303,467	303,467	280,186	291,966	303,694	323,611	323,611
Total assets	596,030	620,674	676,847	692,152	692,152	673,078	727,613	760,438	759,583	759,583
Long-term debt	399,365	397,894	437,397	424,133	424,133	376,872	493,863	494,021	494,181	494,181
Total stockholder’s equity	116,896	132,854	151,804	173,048	173,048	212,797	122,432	135,913	153,984	153,984

Enova International, Inc.

Adjusted EBITDA (Unaudited)

(Dollars in thousands)

	2013				2013	2014				2014
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Net Income	$22,808	$18,428	$17,088	$19,714	$78,038	$40,055	$30,629	$18,485	$22,502	$111,671
Depreciation and amortization expenses	4,443	4,585	3,958	4,157	17,143	4,118	4,316	5,338	4,960	18,732
Interest expense, net	5,025	4,804	4,909	5,050	19,788	4,754	7,311	13,136	13,273	38,474
Foreign currency transaction loss (gain)	355	(69)	737	153	1,176	101	299	155	(520)	35
Provision for income taxes	13,050	10,365	8,544	11,635	43,594	22,211	17,205	11,213	14,199	64,828
Adjustments:
Regulatory Penalty (a)	—	—	—	2,500	2,500	—	—	—	—	—

Adjusted EBITDA	$45,681	$38,113	$35,236	$43,209	$162,239	$71,239	$59,760	$48,327	$54,414	$233,740

Adjusted EBITDA margin calculated as follows:
Total Revenue	$182,312	$176,143	$198,098	$208,770	$765,323	$208,465	$201,482	$205,168	$194,722	$809,837
Adjusted EBITDA	$45,681	$38,113	$35,236	$43,209	$162,239	$71,239	$59,760	$48,327	$54,414	$233,740
Adjusted EBITDA as a percentage of total revenue	25.1%	21.6%	17.8%	20.7%	21.2%	34.2%	29.7%	23.6%	27.9%	28.9%

(a) On November 20, 2013, Cash America International, Inc., Enova’s former parent company, consented to the issuance of a Consent Order by the Consumer Financial Protection Bureau, or the CFPB, pursuant to which it agreed, without admitting or denying any of the facts or conclusions made by the CFPB from its 2012 review of Cash America and us, to pay a civil money penalty of $5 million, of which we and Cash America agreed to allocate $2.5 million of this penalty to us, or the Regulatory Penalty. For the three months and year ended December 31, 2013, this item represents the amount paid in connection with the Regulatory Penalty, which is nondeductible for tax purposes.

Enova International, Inc.

Adjusted Earnings (Unaudited)

(Dollars in thousands)

	2013				2013	2014				2014
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Net Income	$22,808	$18,428	$17,088	$19,714	$78,038	$40,055	$30,629	$18,485	$22,502	$111,671
Adjustments (net of tax):
Regulatory Penalty (a)	—	—	—	2,500	2,500	—	—	—	—	—
Intagible asset amortization	29	24	18	17	88	13	6	4	5	28
Non-cash equity-based compensation	(41)	90	57	54	160	55	54	55	256	420
Foreign currency transaction loss (gain)	226	(44)	479	94	755	65	192	97	(332)	22

Adjusted earnings	$23,022	$18,498	$17,642	$22,379	$81,541	$40,188	$30,881	$18,641	$22,431	$112,141

Diluted earnings per share	$0.69	$0.56	$0.52	$0.60	$2.36	$1.21	$0.93	$0.56	$0.68	$3.38
Adjusted earnings per share	$0.70	$0.57	$0.53	$0.68	$2.47	$1.22	$0.94	$0.56	$0.68	$3.40

(a) On November 20, 2013, Cash America International, Inc., Enova’s former parent company, consented to the issuance of a Consent Order by the Consumer Financial Protection Bureau, or the CFPB, pursuant to which it agreed, without admitting or denying any of the facts or conclusions made by the CFPB from its 2012 review of Cash America and us, to pay a civil money penalty of $5 million, of which we and Cash America agreed to allocate $2.5 million of this penalty to us, or the Regulatory Penalty. For the three months and year ended December 31, 2013, this item represents the amount paid in connection with the Regulatory Penalty, which is nondeductible for tax purposes.

Enova International, Inc.

Loss Experience Trends - Short-Term Consumer Loans (Unaudited)

(Dollars in thousands)

	2013				2014
	First	Second	Third	Fourth	First	Second	Third	Fourth
Short-term consumer loans:	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter
Cost of revenue	$39,604	$37,069	$33,606	$25,678	$16,316	$19,670	$18,936	$14,984
Charge-offs (net of recoveries)	41,267	37,656	42,922	35,863	19,156	19,755	19,630	17,803
Average short-term combined consumer loans and fees receivable, gross (a)(b)	175,607	157,563	143,983	121,020	106,007	94,426	90,890	83,544
Ending short-term combined consumer loans and fees receivable, gross (b)	158,102	157,306	131,633	122,165	95,553	95,055	86,211	92,561
Ending allowance and liability for losses	$41,346	$40,772	$32,514	$22,513	$19,726	$19,829	$18,857	$15,899

Short-term consumer loan ratios:
Cost of revenue as a % of average short-term combined consumer loans and fees receivable, gross(a)(b)	22.6%	23.5%	23.3%	21.2%	15.4%	20.8%	20.8%	17.9%
Charge-offs (net of recoveries) as a % of average short-term combined consumer loans and fees receivable, gross (a)(b)	23.5%	23.9%	29.8%	29.6%	18.1%	20.9%	21.6%	21.3%
Gross profit margin	65.6%	64.0%	63.7%	67.6%	77.6%	70.1%	69.4%	73.5%
Allowance and liability for losses as a % of combined consumer loans and fees receivable, gross(b)(c)	26.2%	25.9%	24.7%	18.4%	20.6%	20.9%	21.9%	17.2%

(a) The average short-term combined consumer loans and fees receivable is the average of the month-end balances during the period.
(b) Non-GAAP measure.
(c) Allowance and liability for losses as a % of combined consumer loans and fees receivable, gross, is determined using period-end balances.

Enova International, Inc.

Loss Experience Trends - Line of Credit Accounts (Unaudited)

(Dollars in thousands)

	2013				2014
	First	Second	Third	Fourth	First	Second	Third	Fourth
Line of credit accounts:	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter
Cost of revenue	$6,510	$9,964	$26,152	$29,682	$23,913	$21,786	$25,913	$20,849
Charge-offs (net of recoveries)	9,596	7,321	14,211	25,159	26,602	27,211	24,292	23,381
Average consumer loan balance(a)	39,558	45,629	79,757	110,439	121,457	120,228	126,908	121,950
Ending consumer loan balance	37,120	58,071	99,606	125,802	119,004	122,409	128,275	118,680
Ending allowance for losses balance	$9,479	$12,109	$24,405	$29,244	$26,669	$21,579	$22,672	$19,749

Line of credit account ratios:
Cost of revenue as a % of average consumer loan balance(a)	16.5%	21.8%	32.8%	26.9%	19.7%	18.1%	20.4%	17.1%
Charge-offs (net of recoveries) as a % of average consumer loan balance(a)	24.3%	16.0%	17.8%	22.8%	21.9%	22.6%	19.1%	19.2%
Gross profit margin	72.0%	64.8%	48.2%	56.7%	67.3%	70.9%	68.0%	72.7%
Allowance for losses as a % of consumer loan balance(b)	25.5%	20.9%	24.5%	23.2%	22.4%	17.6%	17.7%	16.6%

(a) The average consumer loan balance for line of credit accounts is the average of the month-end balances during the period.
(b) Allowance for losses as a % of consumer loan balance is determined using period-end balances.

Enova International, Inc.

Loss Experience Trends - Installment Loans (Unaudited)

(Dollars in thousands)

	2013				2014
	First	Second	Third	Fourth	First	Second	Third	Fourth
Installment loans:	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter
Cost of revenue	$21,884	$23,127	$30,631	$31,145	$26,203	$25,384	$28,070	$24,759
Charge-offs (net of recoveries)	22,329	23,025	26,089	30,866	29,899	26,818	25,620	23,509
Average installment combined consumer loans and fees receivable, gross (a)(b)	120,035	122,339	146,142	168,588	175,198	171,043	186,308	201,821
Ending installment combined consumer loans and fees receivable, gross (b)	116,727	130,217	162,944	179,230	169,552	177,211	194,636	213,588
Ending allowance and liability for losses	$26,403	$26,555	$32,077	$32,608	$29,084	$27,967	$29,914	$30,876

Installment loan ratios:
Cost of revenue as a % of average installment combined consumer loans and fees receivable, gross(a)(b)	18.2%	18.9%	21.0%	18.5%	15.0%	14.8%	15.1%	12.3%
Charge-offs (net of recoveries) as a % of average installment combined consumer loans and fees receivable, gross (a)(b)	18.6%	18.8%	17.9%	18.3%	17.0%	15.7%	13.8%	11.6%
Gross profit margin	49.8%	48.0%	44.1%	49.0%	58.0%	58.3%	54.6%	59.8%
Allowance and liability for losses as a % of combined consumer loans and fees receivable, gross(b)(c)	22.6%	20.4%	19.7%	18.2%	17.2%	15.8%	15.4%	14.5%

(a) The average installment combined consumer loan and fees receivable is the average of the month-end balances during the period.
(b) Non-GAAP measure.
(c) Allowance and liability for losses as a % of combined consumer loans and fees receivable, gross, is determined using period-end balances.

Enova International, Inc.

Revenue by Product (Unaudited)

(Dollars in thousands)

	2013				2013	2014				2014
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Interest and fees on short-term loans	$115,010	$103,032	$92,508	$79,156	$389,706	$72,978	$65,707	$61,885	$56,599	$257,169
Interest and fees on line of credit accounts	23,234	28,282	50,506	68,474	170,496	73,037	74,893	80,909	76,279	305,118
Interest and fees on installment loans	43,620	44,452	54,766	61,086	203,924	62,408	60,839	61,810	61,643	246,700
Total consumer loan revenue	181,864	175,766	197,780	208,716	764,126	208,423	201,439	204,604	194,521	808,987
Other	448	377	318	54	1,197	42	43	564	201	850
Total Revenue	$182,312	$176,143	$198,098	$208,770	$765,323	$208,465	$201,482	$205,168	$194,722	$809,837

	2013				2013	2014				2014
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Interest and fees on short-term loans	63.1%	58.5%	46.7%	37.9%	50.9%	35.0%	32.6%	30.2%	29.1%	31.7%
Interest and fees on line of credit accounts	12.8%	16.1%	25.5%	32.8%	22.3%	35.0%	37.2%	39.4%	39.2%	37.7%
Interest and fees on installment loans	23.9%	25.2%	27.6%	29.3%	26.6%	30.0%	30.2%	30.1%	31.6%	30.5%
Total consumer loan revenue	99.8%	99.8%	99.8%	100.0%	99.8%	100.0%	100.0%	99.7%	99.9%	99.9%
Other	0.2%	0.2%	0.2%	—%	0.2%	—%	—%	0.3%	0.1%	0.1%
Total Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Enova International, Inc.

Revenue and Gross Profit by Geography (Unaudited)

(Dollars in thousands)

	2013				2013		2014				2014
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year		First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Domestic
Revenue	$91,075	$87,858	$105,199	$111,417	$395,549		$109,087	$108,786	$126,130	$130,712	$474,715
Cost of Revenue	29,759	33,400	50,232	43,953	157,344		29,103	38,731	55,058	48,906	171,798
Gross Profit	61,316	54,458	54,967	67,464	238,205		79,984	70,055	71,072	81,806	302,917
Gross Profit Margin	67.3%	62.0%	52.3%	60.6%	60.2%		73.3%	64.4%	56.3%	62.6%	63.8%

International
Revenue	$91,237	$88,285	$92,899	$97,353	$369,774		$99,378	$92,696	$79,038	$64,010	$335,122
Cost of Revenue	38,239	36,760	40,157	42,552	157,708		37,333	28,109	17,861	11,686	94,989
Gross Profit	52,998	51,525	52,742	54,801	212,066		62,045	64,587	61,177	52,324	240,133
Gross Profit Margin	58.1%	58.4%	56.8%	56.3%	57.4%		62.4%	69.7%	77.4%	81.7%	71.7%

Total						`
Revenue	$182,312	$176,143	$198,098	$208,770	$765,323		$208,465	$201,482	$205,168	$194,722	$809,837
Cost of Revenue	67,998	70,160	90,389	86,505	315,052		66,436	66,840	72,919	60,592	266,787
Gross Profit	114,314	105,983	107,709	122,265	450,271		142,029	134,642	132,249	134,130	543,050
Gross Profit Margin	62.7%	60.2%	54.4%	58.6%	58.8%		68.1%	66.8%	64.5%	68.9%	67.1%

Enova International, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures - Combined Consumer Loan Balances (Unaudited)

(Dollars in thousands)

	2013				2014
	First	Second	Third	Fourth	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter
Short-term consumer loan balances, gross:
Company owned	$128,100	$121,890	$96,505	$80,753	$65,910	$60,140	$50,822	$56,298
Guranteed by the Company	30,002	35,416	35,128	41,412	29,643	34,915	35,389	36,263
Combined	158,102	157,306	131,633	122,165	95,553	95,055	86,211	92,561

Installment loan balances, gross:
Company owned	$116,727	$130,217	$162,944	$179,230	$169,552	$177,211	$194,596	$213,581
Guranteed by the Company	—	—	—	—	—	—	40	7
Combined	116,727	130,217	162,944	179,230	169,552	177,211	194,636	213,588

Total consumer loan balances, gross:
Company owned	$281,947	$310,178	$359,055	$385,785	$354,466	$359,760	$373,693	$388,559
Guranteed by the Company	30,002	35,416	35,128	41,412	29,643	34,915	35,429	36,270
Combined	311,949	345,594	394,183	427,197	384,109	394,675	409,122	424,829